CENTURY CAPITAL MANAGEMENT TRUST
Century Growth Opportunities Fund

Supplement dated August 31, 2012 to the Currently Effective Prospectuses

Effective June 12, 2012, the term of the agreement between Century Capital Management, LLC (the “Adviser”) and Century Growth Opportunities Fund (the “Fund”), pursuant to which the Adviser agreed to limit the operating expenses of the Fund’s Institutional Shares to 1.10%, was extended from February 28, 2013 to June 30, 2013.  Accordingly, the second sentence in the footnote to the table entitled “Annual Fund Operating Expenses” on page 10 of the Prospectus is deleted and replaced with the following sentence:

This agreement will remain in effect through June 30, 2013 and may not be terminated prior to that date without the approval of the Board of Trustees.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

CENTURY CAPITAL MANAGEMENT TRUST
Century Shares Trust
Century Small Cap Select Fund
Century Growth Opportunities Fund

Supplement dated August 31, 2012 to the Currently Effective Statement of Additional Information

Effective September 1, 2012, the following information replaces in its entirety the information provided under the heading “PRINCIPAL UNDERWRITER” on page 28 of the Statement of Additional Information (“SAI”):

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203 is the Trust’s principal underwriter (“ALPS” or the “Distributor”) and acts as Distributor in connection with the offering of the Funds’ shares pursuant to a distribution agreement between the Trust and ALPS.

Effective September 1, 2012, the following information replaces in its entirety the information provided under the heading “DISTRIBUTION AND SERVICE PLANS” on page 28 of the SAI:

Century Small Cap Select Fund has adopted a Distribution and Service Plan (the "Plan") for its Investor Shares under Rule 12b-1 under the 1940 Act. Under this Plan, the Fund and the Adviser (out of its own resources, including, without limitation, the management fee it receives from the Fund) may pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of the Investor Shares. Among other things, they may make payments to brokers, dealers or other financial institutions for distribution, administrative, and account maintenance services they perform, including financing payment of sales commissions and/or the advance of service fee payments and may bear the costs of sales literature, advertising and prospectuses, statements of additional information and reports (other than those furnished to current shareholders), and certain other distribution expenses. All such payments are subject to the review of the non-interested Trustees of the Trust. The 0.25% per annum maximum service and distribution fee payable by the Fund is computed based on the average daily net assets of the Fund attributable to the outstanding Investor Shares.

Effective September 1, 2012, the following information replaces in its entirety the information provided under the heading “UNDERWRITER” on page 43 of the SAI:

The Trust and ALPS Distributors, Inc. (the “Distributor”) are parties to a distribution agreement dated September 1, 2012 (the “Distribution Agreement”) pursuant to which the Distributor acts as principal underwriter for the Trust’s shares. The Distributor has agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. The Distributor does not receive compensation from the Trust for distribution of Fund shares. The Distributor’s principal place of business in located at 1290 Broadway, Suite 1100, Denver, CO  80203.

Effective September 1, 2012, all references to a sub-administration agreement between the Adviser and State Street Bank and Trust Company under the heading “ADMINISTRATOR” on page 28 of the SAI are deleted and replaced with the following:

The Adviser has entered into a sub-administration agreement with ALPS Fund Services, Inc. to provide certain administrative services to the Funds.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.